1933 Act File No. 33-47641
                                              1940 Act File No. 811-6650


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                       Post-Effective Amendment No. 18 |X|

                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT |X|
                                     OF 1940

                              AMENDMENT No. 17 |X|

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|         immediately on filing pursuant to paragraph (b) of Rule 485

|_|         on (date) pursuant to paragraph (b) of Rule 485

|_|         60 days after filing  pursuant to paragraph (a)(1) of Rule 485

|X|         on  (September  29, 1998)  pursuant to paragraph (a)(1) of Rule 485

|_|         75 days after filing  pursuant to paragraph (a)(2) of Rule 485

|_|         on (date) pursuant to paragraph (a) (3) of Rule 485


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         LORD ABBETT RESEARCH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 18
                             Pursuant to Rule 481(a)

                                Explanatory Note

This Post-Effective Amendment No. 18 (the "Amendment") to the Registrant's Registration Statement relates only to Lord Abbett Research Fund - Lord Abbett Growth Opportunities Fund (formerly named Mid-Cap Series).

The other classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate series and classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of each such Post-Effective Amendment.

                                                Post-Effective
                                                Amendment No.
                                                -------------
Small-Cap Series Class Y                        17
Large-Cap and Small Cap Class A, B & C          15 and 16


Form N-1A                  Location In Prospectus or
Item No.                   Statement of Additional Information
--------                   -----------------------------------
1                          Cover Page
2                          Investor Expenses
3                          Financial Highlights
4(a)(i)                    Cover Page; Our Management
4(a)(ii)(b)(c)             How We Invest; Investment Policies, Risks and Limits
5(a)(b)(c)                 Portfolio Management; Our Management; Sales
                           Compensation; Last Page
5 (d)                      N/A
5 (e)                      Last Page
5 (f)                      Our Management
5 (g)                      Purchases
6 (a)                      Cover Page; Our Management
6 (b)(c)(d)                N/A
6 (e)                      Cover Page; Purchases
6 (f)(g)                   Dividends and Capital Gains
6 (h)                      Purchases
7 (a)                      Back Cover Page
7 (b)(c)(d)                Purchases

8 (a)(b)(c)(d)             Redemptions; Purchases, and Shareholder Services
9                          N/A


Form N-1A                  Location in Prospectus or
Item No.                   Statement of Additional Information
--------                   -----------------------------------
10                         Cover Page
11                         Cover Page -- Table of Contents
12                         N/A
13(a)(b)(c)(d)             Investment Objective and Policies
14                         Directors and Officers
15(a)(b)(c)                Directors and Officers
16(a)(i)                   Investment Advisory and Other
                           Services
16(a)(ii)                  Directors and Officers
16(a)(iii)                 Investment Advisory and Other
                           Services
16(b)                      Investment Advisory and Other Services
16(c)(d)(e)(g)             N/A
16(f)(h)                   Investment Advisory and Other Services
16(i)                      N/A
17(a)                      Portfolio Transactions
17(b)                      N/A
17(c)                      Portfolio Transactions
17(d)(e)                   N/A
18(a)                      Cover Page
18(b)                      N/A
19(a)(b)                   Purchases, Redemptions and Shareholder Services;
                           Notes to Financial Statements
19(c)                      N/A
20                         Taxes
21(a)                      Purchases, Redemptions and Shareholder Services
21(b)(c)                   N/A
22(a)                      N/A
22(b)                      Past Performance
23                         Financial Statements

October __, 1998

                                                              Application Inside

Lord Abbett
Growth Opportunites
Fund

                                                                      PROSPECTUS

[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

This Prospectus sets forth concisely the information about Lord Abbett Growth Opportunities Fund ("we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

      The Fund's investment objective is capital appreciation. In its search for growth, the Fund seeks companies which are primarily middle-sized, based on the value of their outstanding stock. There can be no assurance the Fund will achieve its objective.

      The Statement of Additional Information dated October __, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information". In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Shaded terms are defined in the Glossary of Terms.

      Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LORD ABBETT
GROWTH OPP0RTUNITIES
FUND

PROSPECTUS
      October __, 1998

TABLE OF CONTENTS                                                           PAGE
How We Invest                                                                 2
Risk Factors                                                                  2
Portfolio Management                                                          2
Investor Expenses                                                             2
Financial Highlights                                                          3
Purchases                                                                     3
Opening Your Account                                                          5
Shareholder Services                                                          5
Redemptions                                                                   6
Dividends and Capital Gains                                                   7
Our Management                                                                7
Fund Performance                                                              8
Investment Policies, Risks and Limits                                         8
Sales Compensation                                                           12
Glossary of Terms                                                            12

LORD, ABBETT & CO.
Investment Management
A Tradition of Performance Through Disciplined Investing

The General Motors Building
767 Fifth Avenue o New York o New York o 10153
(800) 426-1130

HOW WE INVEST

Normally we invest primarily in equity securities of mid-sized companies, defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $1 billion and $6 billion. We favor companies that show the potential for stronger than expected earnings or growth. Under normal circumstances, at least 65% of our total assets will consist of investments made in growth companies, determined at the time of purchase.

See "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. The Fund employs other investment practices such as investments in foreign securities, small-sized companies and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

Stephen J. McGruder, Executive Vice President of the Fund, has served as Senior Portfolio Manager since July 15, 1998. He joined Lord, Abbett & Co. ("Lord Abbett") in 1995. Prior to joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

Mr. McGruder has over 29 years of investment experience.

When Mr. McGruder became the Senior Portfolio Manager of the Fund, he introduced a growth style of investing to the Fund. Under this method, companies are favored that show the potential for stronger-than-expected earnings growth. Gradually, as the opportunities present themselves, these kinds of companies will be favored in the selection process. Under the former value style of investing used to manage the Fund, companies were selected without regard to current income under a process that sought to identify and invest in undervalued securities.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.

================================================================================
                                          Class A     Class B     Class C
================================================================================
================================================================================
Shareholder Transaction Expenses
================================================================================
Maximum Sales Charge on Purchases

(as a % of offering price)                 5.75%        None        None
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")    None         5.00%       1.00%
--------------------------------------------------------------------------------
================================================================================
Annual Fund Operating Expenses (as a % of average net assets)
================================================================================
Management Fees                            0.90%        0.90%       0.90%

  (See "Our Management")

--------------------------------------------------------------------------------
12b-1 Fees(1)                              0.35%        1.00%       1.00%
--------------------------------------------------------------------------------
Other Expenses                             0.28%        0.28%       0.28%
--------------------------------------------------------------------------------

  (See "Our Management")

--------------------------------------------------------------------------------
Total Operating Expenses                   1.53%        2.18%       2.18%
--------------------------------------------------------------------------------

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

================================================================================
Share Class                    1 year     3 years     5 years     10 years
================================================================================

Class A shares                  $72        $103         $136        $229
--------------------------------------------------------------------------------
Class B shares(2)               $72         $98         $136        $235
--------------------------------------------------------------------------------
Class C shares                  $32         $68         $117        $252

You would pay the following expenses on the same investment, assuming you kept your shares:

Class A shares                  $72        $103         $136        $229
--------------------------------------------------------------------------------
Class B shares(2)               $22         $68         $117        $235
--------------------------------------------------------------------------------
Class C shares                  $22         $68         $117        $252

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge. Lord Abbett Distributor LLC has voluntarily agreed not to use a portion of the Distribution Fee attributable to Class A shares of the Fund. Without such limitation Distribuiton Fees for Class A shares would be payable at the rate of 0.25% of average daily net assets.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

FINANCIAL HIGHLIGHTS Except for the six month period ended May 31, 1998 which has not been audited, the following table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Lord Abbett Growth Opportunities Fund's 1997 annual report.

=================================================================================================================================
Per Class A Share Operating(a)                           Six Months Ended   Year Ended November 30,  For the Period August 1,
Performance:                                               May 31, 1998      1997           1996     1995(d) to November 30, 1995
=================================================================================================================================
Net asset value, beginning of period                          $16.18        $12.84         $10.18               $10.00
Income from Investment Operations
Net investment income(b)                                         .08           .23            .30                  .10
Net realized and unrealized gain on investments                 1.72          3.39           2.50                  .08
Total from investment operations                                1.80          3.62           2.80                  .18
---------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income                            (.22)         (.28)          (.12)                  --
Net realized gain from security transactions                   (2.06)           --           (.02)                  --
Net asset value, end of period                                $15.70        $16.18         $12.84               $10.18
---------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                                13.01%(e)     28.90%         27.81%                1.80%(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)                               $2,095        $1,672         $1,462                 $968
Ratios to Average Net Assets:
Expenses, including waiver                                       .00(e)        .00%           .00%                0.00%(e)
Expenses, excluding waiver                                       .69(e)       1.58%          2.39%                1.20%(e)
Net investment income                                            .55(e)       1.69%          2.67%                1.04%(e)
Portfolio turnover rate                                        33.39%        52.86%         30.78%                1.55%
Average commisions per share paid on equity transactions                     $.049          $.062                $.048
=================================================================================================================================

(a) See Notes to Financial Statements.
(b) Net of Management fee waiver and expenses assumed
(c) Total return does not consider the effects of front-end sales or contingent deferred sales charges.
(d) Commencement of operations.
(e) Not annualized.

PURCHASES

This Prospectus offers three classes of shares, Class A, B and C. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B and C shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

                                    Class A

o   Normally offered with a front-end sales charge.
o   Lower annual expenses than Class B and Class C shares.

                                    Class B

o   No front-end sales charge.
o   Higher annual expenses than Class A shares.
o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.
o   Automatically convert to Class A shares after eight years.

                                    Class C

o   No front-end sales charge.
o   Higher annual expenses than Class A shares.
o A contingent deferred sales charge is usually applied to shares sold prior to the first anniversary of purchase.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

Class A Shares. Front-end sales charges are as follows:

                                                                  To Compute
                                     As a % of    As a % of     Offering Price
                                     Offering        Your           Divide
Your Investment                        Price      Investment        NAV by
--------------------------------------------------------------------------------
Less than $50,000                      5.75%         6.10%          .9425
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75%         4.99%          .9525
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.75%         3.90%          .9625
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.75%         2.83%          .9725
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00%         2.04%          .9800
--------------------------------------------------------------------------------
$1,000,000 over                                 No Sales Charge    1.0000

Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase.

      o Rights of Accumulation -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.

      o Statement of Intention -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

      1     Purchases of $1 million or more.*

      2     Purchases by Retirement Plans with at least 100 eligible employees.*

      3     Purchases under a Special Retirement Wrap Program.*

      4 Purchases made with dividends and distributions on Class A shares of another Eligible Fund.

      5 Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares.

      6 Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

      7     Purchases under a Mutual Fund Wrap-Fee Program.

      8     Lord Abbett Consultants/Advisers.

      9     Employees of our shareholder servicing agent.

      10 Employees of any national securities trade organization to which Lord Abbett belongs.

      11 Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses, and other family members.

      12 Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

                           *May be subject to a CDSC.

Contingent Deferred Sales Charges ("CDSC"). The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

Class A Share CDSC. If you buy Class A shares under one of the starred (?) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%.

The Class A share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares according to the following schedule.

                                   Contingent Deferred
Anniversary(1)                     Sales Charge on
of the Day on                      Redemptions
Which the Purchase                 (As % of Amount
Order Was Accepted                 Subject to Charge)

------------------------------------------------------------
On                  Before
------------------------------------------------------------
                    1st                  5.0%
------------------------------------------------------------
1st                 2nd                  4.0%
------------------------------------------------------------
2nd                 3rd                  3.0%
------------------------------------------------------------
3rd                 4th                  3.0%
------------------------------------------------------------
4th                 5th                  2.0%
------------------------------------------------------------
5th                 6th                  1.0%
------------------------------------------------------------
on or after the                          None
6th anniversary(2)

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

The Class B share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.

o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

o     Death of the shareholder (natural person).

o On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase. An exception is made for shares redeemed from a Mutual Fund Wrap-Fee Program.

Application of CDSC to a Redemption. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.

1     Shares acquired by reinvestment of dividends and capital gains.

2     Shares held for six years or more (Class B) or one year or more (Class C).

3 Shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C).

OPENING YOUR ACCOUNT
Minimum Initial Investment Per Series
--------------------------------------------------------------------------------
o Regular account                                                $1000
--------------------------------------------------------------------------------
o Individual Retirement Accounts, 403(b)
  and employer-sponsored retirement plans
  under the Internal Revenue Code                                 $250
--------------------------------------------------------------------------------
o Invest-A-Matic and Div-Move                             $250 initial
                                                $50 subsequent minimum

For Retirement Plans and Mutual Fund Wrap Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You may be charged a fee if you effect transactions through an independent dealer or agent. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

Lord Abbett Growth Opportunities Fund
P.O. Box 419100
Kansas City, MO 64141

Proper Form. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and documentation required supplementally by the Fund, and (2) payment must be credited in U.S. dollars to our custodian bank's account. For more information regarding proper form of a purchase order, call the Fund at 800-821-5129.

Payment must be credited in U.S. dollars to our custodian bank's account.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

By Exchange. Telephone the Fund at 1-800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHAREHOLDER SERVICES

Telephone Exchanges. You or your investment professional, with proper identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund.

Instructions must be received by the Fund in Kansas City by calling 1-800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

      For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

      Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

Invest-A-Matic. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

Div-Move. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund.

The account must be either your account, a joint spousal account, or a custodial account for your minor child.

Investing by Phone. Upon completion and receipt of the attached application form (in particular, section 7), you can instruct the Fund by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares upon receipt of the money from your bank.

Systematic Withdrawal Plan ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

      With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

      Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions".

Lord Abbett's Retirement Plans. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 1-800-842-0828.

Account Changes. For any changes you need to make to your account, consult your financial representative or call the Fund at 1-800-821-5129.

Householding. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

Reinvestment Privilege. If you sell shares of the Fund, you have the one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Pricing Shares. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your request is accepted.

REDEMPTIONS

By Broker. Call your broker or investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 1-800-821-5129. The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine.

The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

By Mail. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 1-800-821-5129.

      We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name(s) and addresses in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

      To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS

Dividends. The Fund distributes most or all of its net earnings in the form of dividends which are expected to be paid to shareholders annually.

Capital Gains Distributions. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 12 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.)

Dividends/Capital Gains Receipt or Reinvestment. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

Taxes. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

--------------------------------------------------------------------------------
OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages about $27 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to thirteen investment companies with thirty-four separate mutual fund portfolios having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett pro-vides to the Fund, see the Statement of Additional Information.

      The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1997, the Fund was obligated to pay Lord Abbett at an annual rate of .75 of 1%. But Lord Abbett waived the fee and subsidized all the Fund's expenses. For the current fiscal year such fee and expenses are estimated to be .90 and .63 of 1%, respectively.

      The Fund. The Fund is a diversified separate series of Lord Abbett Research Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on April 6, 1992. The Fund's former name was Mid-Cap Series. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. The Company currently consists of three series. Only shares of the Fund are being offered in this prospectus.

--------------------------------------------------------------------------------
FUND PERFORMANCE

      The Fund completed its fiscal year on November 30, 1997. The Fund's net asset value was $16.18 per share versus $12.84 one year ago. Over the period, the Fund produced a total return (the percent change in net asset value with all distributions reinvested) of 28.9%.

      Over the past year, the stock market experienced several corrections before rebounding to new heights. This occurred against a background of surprising strength in the economy, concerns of inflation and a volatile interest-rate environment. The positive performance of your Fund over the past year can be attributed to the use of the best ideas generated by the Fund's research team. Specifically, individual issues in the technology, finance and consumer sectors proved to be rewarding.

      Your Fund is not sector-weighted (diversified in proportion to an index) and, as such, during the past year relied on, and continues to rely on, stock selection of companies with solid fundamental prospects, in the mid-cap universe.

      See the performance chart on the second to last page of this Prospectus.

--------------------------------------------------------------------------------
INVESTMENT POLICIES, RISKS AND LIMITS

The Fund is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Fund's performance. If no limit is disclosed for a particular investment policy, this means that the Board of Directors did not establish a limit for such investment policy. These policies have risks associated with them. However, the Fund follows certain practices that may reduce these risks. To the extent the Fund utilizes some of these policies, its overall performance may be positively or negatively affected.

Selling Covered Call Options: A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price.

Risk: Although the Fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer.

Limit: Provided they are traded on a national securities exchange and used to increase Fund's income and to provide greater flexibility in the disposition of Fund's portfolio securities, the Fund may write covered call options on securities having an aggregate market value not to exceed 5% of the Fund's gross assets.

Financial Futures: A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The Fund may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures.

Risk: The price behavior of the futures contract may not correlate with that of the item being hedged.

Limit: The Fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Fund's total assets.

Options Transactions: The Fund may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price.

A call option on equity securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

Risk: The Fund as the writer of a put option, might therefore be obligated to purchase underlying securities for more than their current market value.

      When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options include (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock indices and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

      Limit: The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      The Fund will write only "covered" options. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account.

See "Investment Objective and Policies -- Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

Foreign Investments: The Fund may invest in securities (of the type described herein) that are primarily traded in foreign countries.

Risk: Securities markets of foreign countries in which we may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, net asset values may be significantly affected on days when shareholders do not have access to the Fund.

Limit: Up to 35% of the Fund's net assets (at the time of investment) may be invested in securities that are primarily traded in foreign countries.

Forward Foreign Currency Contracts: The Fund may utilize a forward foreign currency contract which involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Fund may enter into forward foreign currency contracts in primarily two circumstances. First, when the Fund desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but that has a lower transaction cost.

Risk: Precise matching of the forward contract and the value of the securities involved will generally not be possible.

Foreign Currency Put and Call Options: The Fund may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets ("OTC"). A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

A foreign currency call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency ("Cross Hedging"). Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential.

Risk: OTC options are generally less liquid and involve issuer credit risk. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Limit: The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Fund. Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Fund to cover such call writing or (b) to be crossed.

Repurchase Agreements: The Fund may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund's will require additional collateral.

Risk: If the seller defaults and the value of the col-lateral securing the repurchase agreement declines, the Fund may incur a loss.

When-issued or delayed delivery transactions: Such transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the custodian will likewise designate as segregated those securities sold on a delayed delivery basis.

Risk: The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Illiquid Securities: Securities not traded on the open market. May include illiquid Rule 144A securities.

Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like. Limit: The Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

Rule 144A Securities: Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Risk: Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities.

Borrowing: The Fund may borrow money.

Risk: Depending on the circumstances, the interest paid on borrowed money may reduce the Fund's return.

Limit: Not in excess of 331/3% of total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes. Up to an additional 5% of total assets are available for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Rights and Warrants: The Fund may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants. The term "warrants" includes warrants which are not listed on the New York or American Stock Exchanges.

Limit: The Fund has no present intention to commit more than 5% of its gross assets to rights and warrants.

Closed-End Investment Companies: The Fund may invest in closed-end investment companies.

Risk: Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Fund and the closed-end investment company both charge a management fee.

Limit: No more than 5% of the gross assets of the Fund may be invested in closed-end investment companies.

Securities Lending: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially.

Limit: Loans, in the aggregate, may not exceed 5% of the Fund's total assets.

Temporary Investments: For temporary defensive purposes or to create reserve purchasing power pending other investments, the Fund may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from our portfolios.

Objective, Restriction and Policy Changes. The Fund will not change its investment objective or its fundamental restrictions without shareholder approval. If the Fund determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Fund may make such change by disclosing it in the prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of its plan for distributing shares, the Fund, along with Lord Abbett Distributor, pays compensation to Authorized Institutions that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: sales charges (front-end, level-load and back-end) and 12b-1 fees that are paid out of the Fund's assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the Fund for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases". The portion of these expenses that are paid as compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Sometimes compensation is not paid where tracking data is not available for certain accounts and where the Authorized Institution waives part of the compensation as with an account under a Mutual Fund Wrap-Fee Program.

Rule 12b-1 distribution fees may be used to pay for sales compensation to Authorized Institutions, for any activity which is primarily intended to result in the sale of shares and, for Class B shares, the financing of sales commissions.

First Year Compensation. Whenever you make an investment in the Fund, the Authorized Institution receives compensation as described in the chart on the last page of this Prospectus.

Annual Compensation After First Year. Beginning with the second year after an investment is made, the Authorized Institution receives annual compensation as described in the chart on the last page of this Prospectus.

Additional Concessions may be paid to Authorized Institutions from time to time.

--------------------------------------------------------------------------------
GLOSSARY OF TERMS

Additional Concessions. A supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares is available to Authorized Institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate.

      Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions".

Eligible Fund. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). (b) Any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Employees of Lord Abbett/Fund Directors (Trustees). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee). The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President.

      An acceptable form of guarantee would be as follows:

o     In the case of the estate -


      Robert A. Doe, Executor
      of the Estate of John W. Doe

                        SIGNATURE GUARANTEED
      [Date]            MEDALLION GUARANTEED
                         NAME OF GUARANTOR


                          /s/ [ILLEGIBLE]
                        --------------------
                        AUTHORIZED SIGNATURE
                        (960)       X9003470
           SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                        SR

o     In the case of the corporation -


      ABC Corporation


      /s/ Mary B. Doe
      By Mary B. Doe, President

                        SIGNATURE GUARANTEED
      [Date]            MEDALLION GUARANTEED
                         NAME OF GUARANTOR


                          /s/ [ILLEGIBLE]
                        --------------------
                        AUTHORIZED SIGNATURE
                        (960)       X9003470
           SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                        SR

Lord Abbett Consultants/Advisers. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund.

Lord Abbett Distributor LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

Mutual Fund Wrap-Fee Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code.

Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

Total Return. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

Yield. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

--------------------------------------------------------------------------------
      This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

      No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of the multi-class Fund which is shown in the comparisons below will be more or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

                                                  Fund at Maximum
                         Fund at NAV              Offering Price
8/1/95                   $10,000                  $ 9,425
11/30/95                  10,180                    9,595
11/30/96                  13,011                   12,263
11/30/97                  16,772                   15,808


                         S&P Mid-Cap              Russel Mid-Cap
                         400 Index                Growth Index
8/1/95                   $10,000                  $10,000
11/30/95                  10,609                   10,524
11/30/96                  12,600                   12,581
11/30/97                  16,059                   14,962


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             for Class A Shares(3)
--------------------------------------------------------------------------------
                                                Life of Series
                  1 Year                      8/1/95 - 11/30/97
--------------------------------------------------------------------------------
                  21.50%                           21.69%
================================================================================

(1) Data reflects the deduction of the maximum initial sales charge of 5.75% appliable to Class A shares.

(2) Performance numbers for the Standard & Poor's Mid-Cap 400 and the Russell Mid-Cap Growth Indices which are unmanaged, do not reflect transaction costs or management fees. The second index is being used because it is a growth index which, in Fund management's opinion, is a more appropriate standard to measure the Fund's performance against in view of the growth style of investing used to manage the portfolio. See "Portfolio Management". An investor cannot invest directly in these indices.

(3) Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.

==================================================================================================================================
                                                       FIRST YEAR COMPENSATION
Class A investments
                                 Front=end
                                 sales charge            Dealer's
                                 paid by investors       concession                   Service fee(1)         Total compensation(2)
                                 (% of offering price)   (% of offering price)        (%of net investment)   (% of offering price)
==================================================================================================================================
Less than $50,000                      5.75%                    5.00%                         0.25%                 5.24%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                      4.75%                    4.00%                         0.25%                 4.24%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                    3.75%                    3.25%                         0.25%                 3.49%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                    2.75%                    2.25%                         0.25%                 2.49%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                    2.00%                    1.75%                         0.25%                 2.00%
==========================--------------------------------------------------------------------------------------------------------
$1 million or more(3) or
Retirement Plan - 100 or
more eligible employees(3)
or Special Retirement Wrap
Program(3)
==========================--------------------------------------------------------------------------------------------------------
First $5 million               no front-end sales charge        1.00%                         0.25%                 1.25%
----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that     no front-end sales charge        0.55%                         0.25%                 0.80%
----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that    no front-end sales charge        0.50%                         0.25%                 0.75%
----------------------------------------------------------------------------------------------------------------------------------
Over $50 million               no front-end sales charge        0.25%                         0.25%                 0.50%
==================================================================================================================================
Class B  investments                                                      Paid at time of sale (% of net asset value)
==================================================================================================================================
All amounts                    no front-end sales charge        3.75%                         0.25%                 4.00%
==================================================================================================================================
Class C investments
==================================================================================================================================
All amounts                    no front-end sales charge        0.75%                         0.25%                 1.00%

==================================================================================================================================
                                                  ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
==================================================================================================================================
All amounts                    no front-end sales charge        none                          0.25%                 0.25%
==================================================================================================================================
Class B investments                                                           Percentage of average net assets (4)
==================================================================================================================================
All amounts                    no front-end sales charge        none                          0.25%                 0.25%
==================================================================================================================================
Class C investments
==================================================================================================================================
All amounts                    no front-end sales charge        0.75%                         0.25%                 1.00%

(1) The service fee for Class A shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to(a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and(b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to Class B and C shares, 0.25% and 1.00%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. With respect to Class C shares, 1% of such average annual net asset value for distribution reinvestment shares before the first anniversary of their issuance is paid to Lord Abbett Disbributor LLC to finance its activities primarily intended to result in the sale of such shares. These fees are paid quarterly in arrears.

Investment Manager and Underwriter

Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian

The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend Disbursing Agent

United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors

Deloitte & Touche LLP

Counsel

Debevoise & Plimpton

Printed in the U.S.A.

LARF-_-____
(10/98)

LORD ABBETT GROWTH OPPORTUNITES FUND
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

LORD ABBETT
Statement of Additional Information                             October----,1998


                      Lord Abbett Growth Opportunities Fund
--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated October 1, 1998.

The Lord Abbett Growth Opportunities Fund (sometimes referred to as `we" or the "Fund") is a diversified separate Series of Lord Abbett Research Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on April 6, 1992. The Fund's former name was Mid-Cap Series. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. Only shares of the Fund are described in this Statement of Additional Information. To date 50,000,000 shares of the Fund have been designated by the Board of Directors.

Rule 18f-2 under the Investment Company Act of 1940, provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless the interests of the Fund in the matter are identical or the matter does not affect any interest of such Fund. However, the Rule exempts from these separate voting requirements the selection of independent public accountants, the approval of principal distributing contracts and the election of directors.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

                        TABLE OF CONTENTS PAGE

                  1.    Investment Objective and Policies         2

                  2.    Directors and Officers                    4

                  3.    Investment Advisory and Other Services    7

                  4.    Portfolio Transactions                    8

                  5.    Purchases, Redemptions
                        and Shareholder Services                  9

                  6.    Past Performance                         10

                  7.    Taxes                                    10

                  8.    Information About The Fund               11

                  9.    Financial Statements                     11

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions. The Fund's investment objective and policies are described in the Prospectus under "How We Invest." In addition to those policies described in the Prospectus, the Fund is subject to the following fundamental investment restrictions which cannot be changed for the Fund without the approval of the holders of a majority of the Fund's respective shares. The Fund may not: (1) borrow money (except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund also is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 5% of make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Fund may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Fund's net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of the Fund's net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets; (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or (8) borrow in excess of 33 1/3 of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes.

Investment Techniques Which May Be Used By The Fund

Lending of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Fund's gross assets.

If the Fund enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

Foreign Currency Hedging Techniques. The Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put and Call Options. The Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Fund's net assets.

A call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Fund or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the twelve other Lord Abbett-sponsored Fund's. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored Fund's referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

William H.T. Bush
Bush-O'Donnell & Co., Inc
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, NY

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spands 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Age 69.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors maintained by the Lord Abbett-sponsored Fund's. The fourth column sets forth the total compensation payable by such Fund's to the outside directors/trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                  For the Fiscal Year Ended November 30, 1997

         (1)                    (2)                       (3)                      (4)
                                                  Pension or               For Year Ended
                                                  Retirement Benefits      December 31, 1997
                                                  Accrued by the Fund      Total Compensation
                          Aggregate               and Twelve Other         Accrued by the Fund
                          Compensation            Lord Abbett-Sponsored    And Twelve other Lord
Name of Director          Accrued by the Fund     Funds(2)                 Abbett--Sponsored Funds(3)
----------------          -------------------     ------                   --------------------------
E. Thayer Bigelow              None                    $17,068                    $56,000
William T. Bush*               None                    None                       None
Robert B. Calhoun**            None                    None                       None
Stewart S. Dixon               None                    $32,190                    $55,000
John C. Jansing                None                    $45,085(4)                 $55,000
C. Alan MacDonald              None                    $30,703                    $57,400
Hansel B. Millican, Jr.        None                    $37,747                    $55,000
Thomas J. Neff                 None                    $19,853                    $56,000

--------------------------------------------------------------------------------
* Elected as a director, May 5, 1998 effective as of June 17, 1998
**Elected as a director, June 17, 1998 effective as of August 13, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored Fund's based on the net assets of each fund. The Fund has not commenced paying such fees. When the Fund starts to pay such fees, a portion of the fees payable by the Fund to its outside directors/trustees will be deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the other series of the Fund as of November 30,1997, deemed invested in Company Shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $39,081; Mr. Dixon, $107,152, Mr. Jansing, $142,903,
      Mr. MacDonald,$84,555; Mr. Millican,$143,927; and Mr. Neff,$143,008.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Fund's for the 12 months ended November 30, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. Since no amounts of aggregate compensation were payable by the Fund for the year ended November 30, 1997, no shares were deemed invested in Fund shares.

4 Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the other Lord Abbett Fund's (excluding the Fund) were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: Robert G. Morris, age 52, Robert P. Fetch, age 45 Executive Vice Presidents, Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Zane E. Brown, age 46; Daniel
E. Carper, age 46; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. 1995 - 1997; prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 55; A. Edward Oberhaus, age 37; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company's By-Laws provide that the Company shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Company outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Company.

As of November 30, 1997 our officers and directors, as a group, owned less than 12% of the Fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the company's investment manager. Six of the twelve general partners of Lord Abbett are officers and/or directors of the Company and are identified as follows: Zane
E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris, and John J. Walsh. The other general partners of Lord Abbett who are neither an officers nor directors of the Fund are Stephen I. Allen, Daria L. Foster, Robert
J. Noelke, E. Wayne Nordberg , Michael McLaughlin and W. Thomas Hudson. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .90 of 1% of the Fund's average daily net assets. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, and each of the two fiscal years ended November 30, 1997 and the fiscal half year ended May 31, 1998 this management fee was .75 of 1% and was waived by Lord Abbett with respect to the Fund and, except for this waiver, would have amounted to $2,125, $8,249; $10,844, and $7,077 respectively. On September 15, 1998, the
Fund's shareholders voted to raise the management fee to .90 of 1%.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and each of the two fiscal years ended November 30, 1997, and the fiscal half year ended May 31, 1998, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $7,544, $18,000; $12,000, and $6,000 respectively, with respect to the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored Fund's may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to term of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the two fiscal years ended November 30, 1997, and the fiscal half year ended May 31, 1998 we paid total commissions to independent broker-dealers of $3,245, $2,155, $3,687 and $4,027 respectively, with respect to the Mid-Cap Fund.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on October 15, 1998 was computed as follows:

The Fund

Net asset value per share (net assets value divided by
  shares outstanding) ...............................................$----------
Maximum offering price per share (net asset value
  divided by .9425) .................................................$----------

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell the Fund's shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As stated in the Prospectus, our shares may be purchased at net asset value only by directors (trustees) of the Lord Abbett-sponsored Fund's, partners and employees of Lord Abbett, and spouses and other family members of such directors (trustees), partners and employees.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than

25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested (in this case there is no sales charge) and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                        7.
                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options. As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual Fund's, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such G1 security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements with respect to the Fund for the fiscal half year ended May 31, 1998 (unaudited) and the fiscal year ended November 30, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                            PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

            (a)   Financial Statements

                  Part A - Financial Highlights for the six-month period ended May 31, 1998, for the two fiscal years ended November 30, 1997 and November 30, 1996, and for the period August 1, 1995 (commencement of operations) to November 30, 1995.

            (b)   Exhibits -

            5 Addendum to Management Contract*
            15 Plan of Distribution pursuant to Rule 12b-1 for Class C Shares** 27 Financial Data Schedule*

      *     Filed herewith.
     **     To be filed.

Item 25. Person Controlled by or Under Common Control with Registrant

                  None.

Item 26. Number of Record Holders of Securities

            As of June 22, 1998:

            Large-Cap - (Class A)  -  2,814
                        (Class B)  -  2,153
                        (Class C)  -    539

            Small-Cap - (Class A)  - 16,443
                        (Class B)  - 16,478
                        (Class C)  -  4,629
                        (Class Y)  -      6

            Mid-Cap -   (Class A)  -     58

Item 27. Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts as of December 31, 1997. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.

Item 29. Principal Underwriter

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett U. S. Government Securities Money Market Fund,
                  Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth and Income
                  Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal      Positions and Offices
            Business Address(1)     with Registrant
            -------------------     ---------------

            Robert S. Dow           Chairman and President
            Paul A. Hilstad         Vice President & Secretary
            Zane E. Brown           Vice President
            Daniel E. Carper        Vice President
            Robert G. Morris        Vice President
            John J. Walsh           Vice President

            The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, Daria L. Foster, W. Thomas Hudson, Michael McLaughlin, Robert J. Noelke and E. Wayne Nordberg.

            (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

            (c)   Not applicable

Item 30. Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

            None

Item 32. Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of July 1998.

                                          LORD ABBETT RESEARCH FUND, INC.


                                          By   /s/ Robert S. Dow
                                             ----------------------------
                                                   Robert S. Dow,
                                                   Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                              Chairman, President
/s/ Robert S. Dow               and Director                July 31, 1998
-----------------------     -------------------------     ----------------------
Robert S. Dow                       (Title)                       (Date)


                             Vice President and
Keith F. O'Connor              Chief Financial Officer      July 31, 1998
-----------------------     -------------------------     ----------------------
Keith F. O'Connor                   (Title)                       (Date)


/s/ E. Wayne Nordberg               Director                July 31, 1998
-----------------------     -------------------------     ----------------------
E. Wayne Nordberg                   (Title)                       (Date)


/s/ Stewart S. Dixon                Director                July 31, 1998
-----------------------     -------------------------     ----------------------
Stewart S. Dixon                    (Title)                       (Date)


/s/ John C. Jansing                 Director                July 31, 1998
-----------------------     -------------------------     ----------------------
John C. Jansing                     (Title)                       (Date)


/s/ C. Alan MacDonald               Director                July 31, 1998
-----------------------     -------------------------     ----------------------
C. Alan MacDonald                   (Title)                       (Date)


/s/ Hansel B. Millican, Jr.         Director                July 31, 1998
-----------------------     -------------------------     ----------------------
Hansel B. Millican, Jr.             (Title)                       (Date)


/s/ Thomas J. Neff                  Director                July 31, 1998
-----------------------     -------------------------     ----------------------
Thomas J. Neff                      (Title)                       (Date)


/s/ E. Thayer Bigelow               Director                July 31, 1998
-----------------------     -------------------------     ----------------------
E. Thayer Bigelow                   (Title)                       (Date)


/s/ Robert B. Calhoun               Director                July 31, 1998
-----------------------     -------------------------     ----------------------
Robert B. Calhoun                   (Title)                       (Date)

                                                                 Exhibit 5

                             Addendum to Management
                          Agreement between Lord Abbett
                   Research Fund, Inc. and Lord, Abbett & Co.
                      Dated June 10, 1992 (the "Agreement")


Lord, Abbett & Co. and Lord Abbett Research Fund, Inc. (the "Corporation") on behalf of Lord Abbett Growth Opportunities Fund ("Fund") do hereby agree that the annual management fee rate for the Fund with respect to paragraph 2 of the Agreement shall be .90% of 1% of the value of the Fund's average daily net assets.

         For purposes of Section 15 (a) of the Act, this Addendum and the Agreement shall together constitute the investment advisory contract of the Fund.





                               LORD, ABBETT & CO.


                                    BY:     ________________________
                                            Partner


                         LORD ABBETT RESEARCH FUND, INC.
              (on behalf of Lord Abbett Growth Opportunities Fund)


                                    BY:  _______________________
                                            Vice President




Dated: August    , 1998